FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

MEDICAL BILLING ASSISTANCE, INC.
 (Exact Name of Issuer as specified in its charter)

Colorado	000-53012	90-0687379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

709 S. Harbor City Blvd., Suite 250, Melbourne, FL 32901
 (Address of principal executive offices including zip code)

(321) 725-0090
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

 Copies to:
Andrea Cataneo, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2012 (the “Effective Date”), Medical Billing Assistance, Inc. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) and common stock warrant (the “Warrant”) with Medtrx Provider Network, LLC (“Medtrx”). Pursuant to the Warrant, the Company issued to Medtrx, for services provided between June 6, 2011 and December 23, 2011, warrants to purchase up to 7,500,000 shares of common stock at an exercise price of $0.90 for a term of seven years. Pursuant to the Registration Rights Agreement, the Company agreed, subject to the applicable rules, regulations and interpretations of the Securities and Exchange Commission (the “SEC”), to (a) use its reasonable best efforts to file a registration statement with the SEC, covering the resale of the shares of common stock issuable upon exercise of the Warrant (the “Registrable Securities”) within 30 days of the earlier of  (i) the date when the Company becomes eligible to file a registration statement on Form S-3 covering the Registrable Securities, or (ii) five years from the Effective Date, and (b) cause such registration statement to become and remain continuously effective until eight years after the Effective Date. Pursuant to the Registration Rights Agreement, the Company also granted to Medtrx “piggyback” registration rights, pursuant to which the Company agreed to, at any time and from time to time for a period of eight years commencing on the Effective Date, if the Company proposes to file a registration statement (other than on Form S-4 or Form S-8), provide written notice to Medtrx of such proposed filing and offer to Medtrx the opportunity to register the resale of the Registrable Securities on such registration statement, subject to (a) the applicable rules, regulations and interpretations of the SEC, and (b) with respect to an underwritten offering, the Company’s right to exclude any Registrable Securities from a registration statement if in the sole discretion of the managing underwriter or underwriters of such underwritten offering, the inclusion of such Registrable Securities would adversely affect the underwritten offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Common Stock Warrant between the Company and Medtrx
10.2	Registration Rights Agreement between the Company and Medtrx

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICAL BILLING ASSISTANCE, INC.

Dated: February 9, 2012	By:	/s/ Christian Romandetti
Christian Romandetti
Chief Executive Officer

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